UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AGAPE ATP CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AGAPE ATP CORPORATION

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia 58100

2025 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Agape ATP Corporation will be held on February 5, 2025, at 10:00 p.m. Malaysia Time, at our office at 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100). Stockholders will be able to attend the meeting in-person and vote, for the following purposes:

1.	Authorized Shares Proposal. Approval, for an amendment to the Company’s Articles of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 50,000,000 to 500,000,000.

2.	Share Issuance Proposal. Approval, for purposes of Nasdaq listing rule 5635(a), of the issuance by the Company of that number of shares of Company common stock, par value $0.0001 per share (the “Common Stock”) that would cause the Regulation S Investors (as defined below), in aggregate, to beneficially own twenty percent (20%) or more of the Common Stock or voting power of the Company, through their purchase, in aggregate, of up to 46,000,000 shares of Common Stock (the “Subscription Shares”), or approximately 92% of the issued and outstanding shares of the Company following the closing of the transaction. The Subscription Shares are to be issued pursuant to the terms of certain subscription agreements pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 902 of Regulation S promulgated thereunder as set forth in those certain securities subscription agreements, the form of which is attached herewith as Appendix A (the “Subscription Agreements”);

3.	Adjournment Proposal. Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and 2.

The Company’s board of directors (the “Board”) has fixed the close of business on January 8, 2025 as the date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Each share of Common Stock is entitled to one vote. As of January 8, 2025, we had 3,989,956 shares of Common Stock issued and outstanding.

This notice and the proxy statement are first being mailed to Stockholders on or about January [   ], 2025.

By Order of the Board of Directors,

Name:	How Kok Choong
Title:	Director, Chairman of the Board of Directors, Chief Executive Officer, Chief Operating Officer and Secretary
January [ ], 2025

Your vote is very important. Whether or not you plan to attend the annual meeting of shareholders, we urge you to vote and submit your proxy on the internet or by mail. If you are a registered shareholder and attend the annual meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the annual meeting, please contact your bank or broker to obtain a legal proxy. Thank you for your support.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on February 5, 2025: Pursuant to the rules of the Securities and Exchange Commission, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting of Stockholders and Proxy Statement are also available at https://ts/vstocktransfer.com/irhlogin/AGAPEATPCORP (under the “Documents & Forms” Section).

PRELIMINARY PROXY STATEMENT, DATED JANUARY 10, 2025

SUBJECT TO COMPLETION

AGAPE ATP CORPORATION

PROXY STATEMENT

2025 SPECIAL MEETING OF STOCKHOLDERS

Forward-Looking Statements

This proxy statement (this “Proxy Statement”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s use of the proceeds from that certain Securities Subscription Agreement (the “Subscription Agreement”) to be entered into by and between the Company and the investor party signatory thereto, and our ability to comply with applicable Nasdaq listing requirements. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that the issuance of Common Stock contemplated in Proposal 2 (the “Share Issuance Proposal”) may not be approved by the Company’s stockholders. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Proxy Statement, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 which is available on the Company’s website at https://atpc.com.my/sec-filing/ and on the SEC website at www.sec.gov . All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Proxy Statement. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances. Capitalized terms shall have the meanings ascribed to such terms in the Proxy Statement.

AGAPE ATP CORPORATION

PROXY STATEMENT

2025 SPECIAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

General

This Proxy Statement contains information related to the Special Meeting of Stockholders (the “Special Meeting”) of Agape ATP Corporation (the “Company,” “we,” “our” or “us”), which will be held on February 5, 2025, 10:00 p.m. Malaysia Time, and any postponements or adjournments thereof. We will host the Special Meeting at our office at 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100).

Stockholders of record at the close of business on January 8, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters for which we are soliciting proxies. Please read it carefully.

You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting.

This Proxy Statement is being made available to you because you own shares of our common stock, par value $0.0001 per share (“Common Stock”), as of the Record Date, which entitles you to vote at the Special Meeting. By use of a proxy, you can vote whether or not you attend the Special Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Special Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The Notice of Special Meeting, this Proxy Statement and the form of proxy are first being mailed on or about January [  ], 2025, to all stockholders entitled to vote at the Special Meeting. In addition to delivering proxy materials to stockholders, we must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail. These materials are available for viewing, printing and downloading on the Internet at https://ts/vstocktransfer.com/irhlogin/AGAPEATPCORP (under the “Documents & Forms” Section).

Purpose of the Meeting

The specific proposals to be considered and acted upon at the Special Meeting are summarized in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement and are described in more detail in this Proxy Statement. We are not aware of any matter to be presented other than those described in this Proxy Statement.

How to Participate in the Special Meeting

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.

You will be able to participate in the Special Meeting online and submit your questions during the meeting. Record Holders who elect to participate in the Special Meeting will also be able to vote your shares online by attending the Special Meeting by webcast. To participate in the Special Meeting, you will need to register in advance of the Meeting at http://meeting.vstocktransfer.com/AGAPEFEB25. You must have a Zoom account to register. Beneficial Holders will not be able to vote online during the Special Meeting.

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The online meeting will begin promptly at 10:00 p.m. Malaysia Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Online access will begin approximately 15 minutes prior to the meeting. Please follow the registration instructions as outlined in this Proxy Statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may contact Zoom customer support.

Registration to Participate in the Special Meeting

If you are a stockholder of record, as explained below, you will need to register for the Special Meeting using the instructions provided on the proxy card that you received

If you own shares in street name, as explained below, you must register in advance to participate in the Special Meeting virtually on the Internet. To register to attend the Special Meeting virtually on the Internet, you must register at http://meeting.vstocktransfer.com/AGAPEFEB25 ahead of the Meeting. A Zoom account is required to register.

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered the “stockholder of record” of those shares. In this case, your printed proxy materials have been sent to you directly by us. You may vote your shares by proxy prior to the Special Meeting by following the instructions provided with your proxy materials and on your proxy card.

Beneficial Owners of Shares Held in Street Name. If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Voting

Our outstanding Common Stock is the only class of securities entitled to vote on the proposals presented at the Special Meeting. Common Stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the ten (10) calendar days prior to the Special Meeting. The list will also be available during the Special Meeting. As of the Record Date, there were 3,989,056 shares of Common Stock outstanding and approximately 769 holders of record, according to information provided by our transfer agent. Each share of Common Stock is entitled to one vote on each proposal. A majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will constitute a quorum. Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

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All votes will be tabulated by our inspector of elections for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes” (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others). Broker non-votes occur when your broker or other nominee submits a proxy for your shares (because the broker or other nominee has received instructions from you on one or more proposals, but not all, or has not received instructions from you but is entitled to vote your shares on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you, or has discretionary authority but chooses not to exercise it. Abstentions and broker non-votes, if any, are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business; however, because each of the two proposals are non-discretionary matters, broker non-votes are unlikely to occur.

Vote Required for Each Proposal

The voting requirements for each of the Proposals under consideration at the Special Meeting to be approved, and the effect of abstentions and broker non-votes on each Proposal, are as follows:

Proposal	Voting Approval Standard	Effect of Abstentions	Effect of Broker Non-Votes (1)
1: Authorized Share Proposal	Majority of the votes cast on the proposal	No effect – not counted as a vote cast	No effect – not counted as a vote cast
2: Share Issuance Proposal	Majority of the votes cast on the proposal	No effect – not counted as a vote cast	No effect – not counted as a vote cast
3: Adjournment Proposal	Majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote	No effect – not counted as a vote cast	No effect – not counted as a vote cast

(1)	Brokers are permitted to vote their customers’ shares on routine matters when the brokers have not received voting instructions from their customers. Brokers may not vote their customers’ shares on non-routine matters unless they have received voting instructions from their customers. Proposal 1, 2 and 3 are non-routine matters. Therefore, shares that are not voted by brokers on non-routine matters because their customers have not provided instructions are not counted as a vote cast.

How to Vote

The manner in which your shares may be voted depends on how your shares are held. If you are a stockholder of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize the individuals named on your proxy card to vote your shares. If you choose to vote by proxy, you may do so by telephone, via the Internet or by mail. Each of these methods is explained below. If you hold your shares of Common Stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive. You also may participate in and vote during the Special Meeting.

●	Voting by proxy. You may vote your shares by proxy by telephone, via the Internet or by mail:

●	Via the Internet. You may transmit your proxy voting instructions via the Internet by following the instructions provided with your proxy materials and on your proxy card. You will need to have the proxy card in hand when you access the website. If you choose to vote via the Internet, you do not have to return a proxy card by mail.

●	Via Email. You may mark, sign and date your proxy card, and send it to vote@vstocktransfer.com

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●	By Mail. You may vote by proxy by completing, signing and dating the proxy card enclosed with your printed proxy materials and returning it in the enclosed prepaid envelope.

●

Voting online during the Special Meeting: Record Holders who elect to participate in the Special Meeting may vote online during the Special Meeting by the following: Record Holders can access the link to vote online during the meeting under the “Resources” tab, https://ts.vstocktransfer.com/pxlogin, where you can enter your Control Number in order to vote during the Meeting.

Beneficial Holders will not be able to vote online during the Special Meeting, and will need to submit proof of your proxy power (legal proxy) reflecting the Company stock holdings along with a completed voting form indicating their vote to vote@vstocktransfer.com.

Even if you plan to attend the Special Meeting, we urge you to vote your shares by proxy in advance of the Special Meeting so that if you should become unable to attend the Special Meeting your shares will still be voted in accordance with your direction.

Internet voting for stockholders of record will be available up until the conclusion of the Special Meeting, and mailed proxy cards must be received by 11:59 p.m. Eastern Time on February 4, 2025 in order to be counted at the Special Meeting. If the Special Meeting is adjourned or postponed, this deadline may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the meeting:

●	by submitting a new proxy with a later date before the Special Meeting either signed and returned by mail or transmitted using the Internet voting procedures described in the “How to Vote” section above;

●	by voting online at the virtual meeting; or

●	by filing a written revocation with our corporate Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote at the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares as described in the “How to Vote” section above.

Your attendance alone at the Special Meeting will not automatically revoke your proxy.

Solicitation

The proxies being solicited for the Special Meeting as described in this Proxy Statement are being solicited by the Company’s Board of Directors. We do not plan to retain any firm to assist the Company in the solicitation of proxies. We will pay all the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile or personal solicitation; however, we will not pay them additional compensation for any of these services.

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MATTERS TO BE CONSIDERED AT SPECIAL MEETING

PROPOSAL 1:

AUTHORIZED SHARES PROPOSAL:

APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS
AMENDED TO DATE, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK FROM 50,000,000 TO 500,000,000.

Our Board of Directors has unanimously adopted a resolution approving an amendment to our Articles of Incorporation (i) to increase the authorized number of shares of Common Stock from 50,000,000 shares to 500,000,000 shares, par value of $0.0001 per share (the “Increase in Authorized Shares”). Approval of the Increase in Authorized Shares will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Articles of Incorporation after the date stockholder approval for the amendment is obtained.

Background

As of January 8, 2025, the Company’s authorized capital stock consisted of 50,000,000 shares of Common Stock, par value $0.0001 per share, of which 3,989,956 shares of Common Stock were issued and outstanding.

Rights of Additional Authorized Shares of Stock

The additional shares of Common Stock resulting from the Increase in Authorized Shares, if and when issued, would be part of the existing class of Common Stock and would have rights and privileges identical to our Common Stock currently outstanding.

Potential Advantages of the Increase in Authorized Shares

Our Board believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares of Common Stock for such corporate purposes as may be determined by our Board to be necessary or desirable. The Company expects to continue to need additional external financing to provide additional working capital and fund strategic initiatives. This includes providing financial resources for contemplated staffing acquisitions, enabling the Company to attract and retain top talent while enhancing operational capabilities. Furthermore, having a larger reserve of authorized shares allows the Company to act swiftly on strategic opportunities such as acquisitions, partnerships, or equity-based compensation arrangements, without the administrative delays of seeking additional shareholder approval. This flexibility ensures the Company remains well-positioned to achieve its growth and value-creation objectives.

Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval of our stockholders, unless applicable law, rule or regulation requires stockholder approval.

Our Board’s objective in approving the Amendment to increase the number of authorized shares of our Common Stock is to provide maximum flexibility with respect to future financing transactions and/or contemplated staffing companies acquisitions given our Staffing rollout strategy. The increase of our authorized shares of Common Stock will not have any immediate effect on the rights of existing stockholders.

The additional Shares of Common Stock may be used for various purposes without further stockholder approval. These purposes may include, but are not limited to, raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses or assets; and other purposes. Such issuances would occur without further action or approval of our stockholders and would be subject to and limited by any rules or listing requirements of The Nasdaq Capital Market or of any other applicable rules or regulations. We do not currently have any plans, agreements, commitments or understandings with respect to the issuance of the additional shares, or the currently authorized but unissued shares, of Preferred Stock.

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Potential Disadvantages of the Increase in Authorized Shares

Future issuances of shares could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current shareholders. In addition, the availability of additional shares of stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company, as further discussed below.

Procedure for Effecting the Increase in Authorized Shares

If this proposal is approved by our stockholders, our Board will cause the Increase in Authorized Shares to be implemented by filing an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The Increase in Authorized Shares will become effective on the date that it is filed.

Discretionary Authority of the Board to Abandon the Increase in Authorized Shares

The Board reserves the right to abandon the Increase in Authorized Shares without further action by our stockholders at any time before the effectiveness of the amendment to the Articles of Incorporation, even if the Increase in Authorized Shares has been authorized by our stockholders at the Special Meeting. By voting in favor of the Increase in Authorized Shares, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Increase in Authorized Shares if it should so decide.

Required Vote and Recommendation

In accordance with our Articles, Bylaws and Nevada law, approval and adoption of the Ratification Proposal requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL, OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED TO DATE,
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 500,000,000.

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PROPOSAL 2:

THE SHARE ISSUANCE PROPOSAL:

APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(A), OF THE ISSUANCE BY THE COMPANY OF THAT NUMBER OF SHARES OF COMPANY COMMON STOCK, PAR VALUE $0.0001 PER SHARE (THE “COMMON STOCK”) THAT WOULD CAUSE THE REGULATION S INVESTORS (AS DEFINED BELOW), IN AGGREGATE, TO BENEFICIALLY OWN TWENTY PERCENT (20%) OR MORE OF THE COMMON STOCK OR VOTING POWER OF THE COMPANY, THROUGH THEIR PURCHASE, IN AGGREGATE, OF UP TO 46,000,000 SHARES OF COMMON STOCK (THE “SUBSCRIPTION SHARES”), OR APPROXIMATELY 92% OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY FOLLOWING THE CLOSING OF THE TRANSACTION. THE SUBSCRIPTION SHARES ARE TO BE ISSUED PURSUANT TO THE TERMS OF CERTAIN SUBSCRIPTION AGREEMENTS PURSUANT TO SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND RULE 902 OF REGULATION S PROMULGATED THEREUNDER AS SET FORTH IN THOSE CERTAIN SECURITIES SUBSCRIPTION AGREEMENTS, THE FORM OF WHICH IS ATTACHED HEREWITH AS APPENDIX A (THE “SUBSCRIPTION AGREEMENTS”);

Background

We are asking our stockholders to approve a proposal (the “Share Issuance Proposal”) relating to the issuance by the Company of shares of company Common Stock that would cause the Regulation S Investors (as defined below), in aggregate, to beneficially own twenty percent (20%) or more of the Common Stock or voting power of the Company, through their purchase, in aggregate, of up to 46,000,000 shares of Common Stock (the “Subscription Shares”), or approximately 92% of the issued and outstanding shares of the Company following the closing of the transaction. The Subscription Shares are to be issued pursuant to the terms of the Subscription Agreements.

The proposal is being sought in connection with Nasdaq Listing Rule 5635(b), because such issuance may be deemed to result in a “change of control” of the Company under Nasdaq listing rule 5635(b) and applicable Nasdaq guidance.

The Company intends to enter into Securities Subscription Agreements, the form of which is attached herewith as Appendix A, with 12 Regulation S investors (the “Regulation S Investors”), relating to the subscription and issuance, in aggregate, of up to 46,000,000 shares of company Common Stock at a subscription price of $0.50 per share, or a maximum discount of not more than approximately 65%, in a private placement offering pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 902 of Regulation S promulgated thereunder as set forth in the Subscription Agreements.

The Company intends for the Subscription Agreements to be entered into on or after February 7, 2025, and the closing of the Subscription Agreements shall take place remotely by electronic means on any date as may be agreed by the respective Regulation S Investors and the Company in writing.

We expect to use any net proceeds received by us in connection with the Share Issuance Proposal for working capital and general corporate purposes, including addressing the Company’s need for additional external financing to support ongoing operations and strategic initiatives. These proceeds will help ensure sufficient liquidity to meet day-to-day financial obligations, invest in growth opportunities, and sustain the Company’s overall financial health.

Summary of the Subscription Agreement

The Subscription Agreements contain representations, warranties, and covenants made by the Company and the respective Regulation S Investors, that are customary for transactions of this type. Under the Subscription Agreements, we have agreed that the Company shall use commercially reasonable efforts from the earlier of (i) a date on which the Aggregate Subscription Shares reaches 46,000,000 shares of Common Stock; or (ii) a date to be specified by the Company to the Subscriber; in any event no later than December 31, 2025 (“the Registration Period Start Date”), to register the Registrable Securities (as defined thereunder) being issued pursuant to the Agreement by preparing and filing one registration statement, or if necessary more than one registration statement, of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of the Registration Statement by the SEC.

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This discussion of the Subscription Agreement is a summary only and is qualified in its entirety by reference to the form of the Subscription Agreement, a copy of which is attached as Appendix A to this proxy statement.

Reasons for the Share Issuance Proposal

Our Common Stock is listed on the Nasdaq Capital Market. As a result, we are subject to the applicable rules and regulations of Nasdaq, including the Nasdaq listing rules. Nasdaq Listing Rule 5635(b) requires stockholder approval prior to an issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company. The Regulation S Investors, through their purchase, in aggregate, of the Subscription Shares, will hold approximately 92% of the issued and outstanding shares of the Company following the closing of the Subscription Agreements. Dr. How Kok Choong, who beneficially held 25.99% of the total voting percentage of the Company as of the Record Date, will beneficially hold 1.96% of the total voting percentage of the Company upon the closing of the Subscription Agreements.

Possible Effects if the Share Issuance Proposal is Approved

If the Share Issuance Proposal is approved by our stockholders, then the Regulation S Investors, through their purchase, in aggregate, of the Subscription Shares, will hold approximately 92% of the issued and outstanding shares of the Company following the closing of the Subscription Agreements. We believe the approval of the Share Issuance Proposal will also have the following effects on the Company.

Improved Capital Levels and Reserves

The proceeds we would receive from the Subscription Agreements would equal approximately $23 million and would strengthen our balance sheet, increase our capital levels and reserves, and further enhance our ability to execute our business plan while pursuing opportunities for further growth.

Dilution

The Subscription Agreements would result in an aggregate of 46,000,000 additional shares of Common Stock outstanding. As a result, our existing stockholders would own a smaller percentage of our outstanding shares of Common Stock and, accordingly a smaller percentage interest in the voting power, liquidation value, and book value of the shares of Common Stock.

Concentration of Ownership and Influence

The potential concentration of ownership resulting from the Subscription Agreements could have various implications for the Company and our stockholders. The issuance by the Company of shares of company Common Stock pursuant to the Subscription Agreements would cause the Regulation S Investors through their purchase, in aggregate, to hold, in aggregate, up to 46,000,000 shares of Common Stock, or approximately 92% of the issued and outstanding shares of the Company.

Such a concentration of ownership could adversely affect the prevailing market price and liquidity for shares of our Common Stock. The Regulation S Investors, in aggregate, will have considerable additional influence over the Company’s operations and strategic direction, including by exerting substantial control over matters requiring stockholder approval such as the election of directors, mergers, acquisitions, and other significant corporate transactions. This concentration of voting power could effectively limit the ability of other stockholders to influence corporate decisions, even those that might otherwise be more strongly contested.

Furthermore, the substantial ownership position held by the Regulation S Investors in aggregate could lead to potential conflicts of interest. The Regulation S Investors’ interests may not necessarily align with interests of the broader base of stockholders and the Regulation S Investors could use their ownership position to influence the governance and strategic direction of the Company. In situations where the interests of the Regulation S Investors diverge from those of other stockholders, the latter may find their interests subordinated, which could impact the overall governance and strategic direction of the Company.

The concentration of ownership in the Company by the Regulation S Investors could adversely affect the market price and liquidity of the Company’s Common Stock. A stockholder with a significant stake could influence the market perception of the Company’s Common Stock, potentially leading to greater volatility in its trading price. Additionally, the potential for the Regulation S Investors to exercise additional control could deter some investors, which may reduce the overall demand for our Common Stock and impact its liquidity. Stockholders might also find it more difficult to sell their shares at favorable prices, particularly in the event of significant market movements.

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The concentration of ownership in the Company by the Regulation S Investors could impact our ability to raise additional capital through future equity financing transactions if potential investors may be wary of investing in a company where a single stockholder holds a substantial interest. This could make it more difficult to raise additional capital through equity offerings or necessitate offering new securities at a discount to attract additional investors, which could increase our cost of capital and limit our financial flexibility in pursuing future growth opportunities.

In sum, while the Subscription Agreements provide important capital for the Company, they also results in a significant concentration of ownership in aggregate by the Regulation S Investors, which could have both positive and negative implications for the Company. Stockholders should carefully consider these potential effects when evaluating the impact of the Subscription Agreements and determining whether to vote to approve the Share Issuance Proposal.

Possible Effects if the Share Issuance Proposal is Not Approved

Diminished Capital Levels and Liquidity

If the Share Issuance Proposal is not approved, the Company would lose a meaningful source of potential funding. The lack of this potential source of funding would deny the Company the enhanced ability to execute our business plan while pursuing opportunities for further growth that this funding would provide.

Without the potential funding from the Subscription Agreements, in the event our liquidity and capital resources face additional strain, the Company may be required to implement financial measures, such as cash conservation, reducing or delaying key expenditures, or scaling back certain aspects of our operations or anticipated growth initiatives, including additional workforce reductions, all of which could negatively impact our business.

Need for Alternative Financing

If the Share Issuance Proposal is not approved, the Company may need to seek alternative sources of financing to meet its operational and strategic needs. Such alternative sources of financing may be on terms that are less desirable than the Subscription Agreements. This might involve exploring alternative debt or equity financing options. However, there is no assurance that such financing would be available on commercially reasonable terms, or that it would be available at all. The inability to secure alternative financing could place the Company at a competitive and strategic disadvantage, limit its ability to capitalize on growth opportunities, and materially adversely affect the Company’s financial condition, including causing the Company to implement financial measures discussed above.

If alternative equity financing is pursued, it may involve issuing shares of our Common Stock at a potentially lower price than the Subscription Agreements, resulting in greater dilution to existing stockholders. Furthermore, any debt financing that we are able to obtain may come with high interest rates and restrictive covenants, increasing the Company’s cost of capital and restricting its operational flexibility.

Securities Law Matters

The Share Issuance Proposal, together with the other disclosures contained in this proxy statement, is neither an offer to sell nor a solicitation of an offer to buy any of our securities. The issuance and sale of our Common Stock in accordance with the terms of the Subscription Agreement will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 902 of Regulation S promulgated thereunder.

No Appraisal Rights

Under the NRS, stockholders are not entitled to rights of appraisal, and we will not independently provide our stockholders with any such right.

Required Vote and Recommendation

In accordance with our Articles, Bylaws and Nevada law, approval and adoption of the Ratification Proposal requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(A), OF THE ISSUANCE BY THE COMPANY OF THAT NUMBER OF SHARES OF COMPANY COMMON STOCK, PAR VALUE $0.0001 PER SHARE (THE “COMMON STOCK”) THAT WOULD CAUSE THE REGULATION S INVESTORS (AS DEFINED BELOW), IN AGGREGATE, TO BENEFICIALLY OWN TWENTY PERCENT (20%) OR MORE OF THE COMMON STOCK OR VOTING POWER OF THE COMPANY, THROUGH THEIR PURCHASE, IN AGGREGATE, OF UP TO 46,000,000 SHARES OF COMMON STOCK (THE “SUBSCRIPTION SHARES”), OR APPROXIMATELY 92% OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY FOLLOWING THE CLOSING OF THE TRANSACTION. THE SUBSCRIPTION SHARES ARE TO BE ISSUED PURSUANT TO THE TERMS OF CERTAIN SUBSCRIPTION AGREEMENTS PURSUANT TO SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND RULE 902 OF REGULATION S PROMULGATED THEREUNDER AS SET FORTH IN THOSE CERTAIN SECURITIES SUBSCRIPTION AGREEMENTS, THE FORM OF WHICH IS ATTACHED HEREWITH AS APPENDIX A (THE “SUBSCRIPTION AGREEMENTS”);

9

PROPOSAL 3:

ADJOURNMENT PROPOSAL:

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY,

TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES

IN FAVOR OF PROPOSAL 1 AND 2

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Share Issuance Proposal, our proxy holders may move to continue, adjourn or postpone the Special Meeting at that time to enable our Board to solicit additional proxies.

We are asking our stockholders to approve a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Share Issuance Proposal at the time of the Special Meeting. If our stockholders approve this Adjournment Proposal, we can continue, adjourn or postpone the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Share Issuance Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we received proxies representing a sufficient number of votes to defeat the Share Issuance Proposal, we could continue, adjourn or postpone the Special Meeting without a vote on such proposals and seek to convince the holders of those shares to change their votes to votes in favor of such proposals.

If it is necessary to continue, adjourn or postpone the Special Meeting, no notice of the continued, adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is continued, adjourned or postponed, so long as the meeting is continued, adjourned or postponed for 30 days or less and no new record date is fixed for the continued, adjourned or postponed meeting. At the continued, adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal. Abstentions will have the effect of a vote against Proposal 3 and broker non-votes will have no effect on the outcome of Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADJOURNMENT PROPOSAL AS DESCRIBED HEREIN.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us as of January 8, 2025 except where another date is noted below), with respect to beneficial ownership of our Common Stock by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock, (ii) each director, (iii) each of our executive officers, and (iv) all current directors, executive officers and named executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, other key executives identified as executive officers and principal stockholders. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. A person has beneficial ownership of shares if the person has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities that are presently exercisable or convertible or will become exercisable or convertible within 60 days of the date that beneficial ownership is calculated. Unless otherwise indicated the address of each beneficial owner is c/o Agape ATP Corporation, 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia 58100.

The percentage of beneficial ownership is based on 17,754,222 shares of our Common Stock outstanding as of January 8, 2025.

	Common Stock
Name or Group of Beneficial Owners	Number of Shares	Percent (1)
Directors and Named Executive Officers:

How Kok Choong, Chief Executive Officer, President, Director Chief Operating Officer, Chairman of the Board of Directors and Secretary; collectively this includes HKC Holdings Sdn. Bhd.(1)	19,608,998	25.99%

HKC Talent Limited	385,750	9.67%

(1)	The percentage beneficial ownership of each of our directors and named executive officers, all executive officers and directors as a group, and each 5% stockholder, if any, is based on a fraction, the numerator of which is the number of shares beneficially held by such holder or group of holders, in the case of all executive officers and directors as a group, and the denominator of which is equal to the sum of the number of shares of our Common Stock outstanding as at January 8, 2025 plus the number of shares of our Common Stock issuable upon exercise by such holder or group of holders of warrants or options held by such holder or group of holders which are presently exercisable or will become exercisable within 60 days of such date.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

For the Special Meeting, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. This means a single copy of the proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) if you are not a stockholder of record, notify your broker, or (2) if you are a stockholder of record, direct your written request to Investor Relations, Agape ATP Corporation, 1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, Kuala Lumpur, Malaysia 58100. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our Investor Relations department if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

We know of no other matters to be brought before the Special Meeting. If any other matter is properly presented for consideration at the Special Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by a stockholder’s submission of their proxy.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files reports and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

All stockholders are urged to vote by following the instructions provided with the proxy materials and on the proxy card.

Name:	How Kok Choong
Title:	Director, Chairman of the Board of Directors, Chief Executive Officer, Chief Operating Officer and Secretary

January [ ], 2025

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Appendix A

AGAPE ATP CORPORATION

SUBSCRIPTION DOCUMENTS

(for Non-U.S. Subscribers under Regulation S)

Up to 46,000,000 Shares of Common Stock at US$0.5 per Share

AGAPE ATP CORPORATION

SUBSCRIPTION DOCUMENTS

This Subscription Packet Contains the following (together, the “Subscription Documents”):

I	Subscriber Instructions
II	Subscription Agreement
III	Investor Questionnaire

Name of Subscriber:	_____________________________________
City and Country of Residence:	_____________________________________
Citizenship of Subscriber:	_____________________________________
Passport/National
Registration Identity Card (NRIC):	_____________________________________
Subscriber’s Telephone Number	_____________________________________
Subscriber’s Facsimile Number:	_____________________________________
Subscriber’s Email Address:	_____________________________________
Date of Subscription:	_____________________________________
Number of Shares of
Common Stock Subscribed For:	_____________________________________

Purchase Price Per
Share of Common Stock:	_____________________________________

Aggregate Purchase Price: $	_____________________________________

SUBSCRIPTION PROCEDURES

Complete and sign the enclosed Subscription Documents in accordance with the instructions below and return them to: Agape ATP Corporation., Lot 1705-1708, 17th Floor, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, 58100 Kuala Lumpur, Malaysia., with your payment by wire transfer of immediately available funds in U.S. dollars or in such other currency as mutually agreed in writing by the Parties, to (i) such bank account as designated in writing by the Company on the Closing Date (as defined in the Subscription Agreement therein), or (ii) to an escrow agent (the “Escrow Agent”) designated in writing by the Company to the Subscriber on the Closing Date (as defined in the Subscription Agreement therein), in accordance with wire instructions provided by the Escrow Agent, pursuant to the terms of an escrow agreement separately agreed between the Company, the Subscriber, and the Escrow Agent in writing.

AGAPE ATP CORPORATION.

I. SUBSCRIBER INSTRUCTIONS

(for Non-U.S. Subscribers under Regulation S)

IF YOU WISH TO SUBSCRIBE, PLEASE CAREFULLY FOLLOW THE INSTRUCTIONS BELOW. SUBSCRIPTION AGREEMENTS THAT ARE MISSING REQUESTED INFORMATION OR SIGNATURES CANNOT BE CONSIDERED UNTIL SUCH INFORMATION AND SIGNATURES ARE PROVIDED. ALL SUCH INFORMATION WILL BE TREATED CONFIDENTIALLY.

A. SUBSCRIPTION AGREEMENT: The Subscription Agreement must be fully completed by the prospective subscriber on the signature page thereto. The completed Subscription Agreement must be signed by the prospective Subscriber and dated.

B. INVESTOR QUESTIONNAIRE: The Investor Questionnaire must be fully completed by any prospective subscriber, signed by the prospective subscriber and dated. Each purchasing entity must attach to the Investor Questionnaire a copy of its charter or other governing instrument as well as appropriate evidence of its power and authority to purchase securities in this offering.

IF YOU WISH TO RETAIN A COPY OF THESE SUBSCRIPTION DOCUMENTS FOR YOUR RECORDS, PLEASE MAKE A COPY OF THE FULLY COMPLETED SUBSCRIPTION DOCUMENTS PRIOR TO SUBMITTING THEM TO THE COMPANY.

AGAPE ATP CORPORATION.

II. SUBSCRIPTION AGREEMENT

(for Non-U.S. Subscribers under Regulation S)

dated

[   ]

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ARTICLE VII Conditions to Closing		9

7.1	Conditions to Obligations of the Parties	9
7.2	Conditions to Obligations of the Company	9
7.3	Conditions to Obligations of the Subscriber	9

ARTICLE VIII Termination		9

8.1	Termination	9
8.2	Effect of Termination	10

ARTICLE IX Indemnification		10

9.1	Indemnification.	10
9.2	Procedures Relating to Indemnification.	11
9.3	Limitation on the Liability.	11

ARTICLE X General Provisions		11

10.1	Expenses	11
10.2	Notices	12
10.3	Public Announcements	12
10.4	Severability	12
10.5	Entire Agreement; Conflict	12
10.6	Assignment	12
10.7	Amendment	12
10.8	Waiver	12
10.9	No Third Party Beneficiaries	12
10.10	Governing Law; Arbitration.	12
10.11	Counterparts.	12

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SHARE SUBSCRIPTION AGREEMENT

This SHARE SUBSCRIPTION AGREEMENT (the “Agreement”), dated as of [   ], between Agape ATP Corporation., a company incorporated with limited liability in the State of Nevada, United States of America (“US” or “U.S.”) (the “Company”), and the subscriber set forth in the signature page (the “Signature Page”) attached hereto (the “Subscriber”). Each of the above shall collectively be referred to as the “Parties”, and each, a “Party”.

RECITALS

WHEREAS, the Subscriber desires to subscribe for and purchase, and the Company desires to issue and sell, certain number of shares of common stock, par value $0.0001 per share, (“Common Stock”) pursuant to the terms and conditions set forth in this Agreement.

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) as promulgated by the U.S. Securities and Exchange Commission under the U.S. Securities Act.

WHEREAS, the Subscriber is a “non-US person” as defined in Regulation S, subscribing the Subscription Shares solely for its own account for the purpose of investment.

WHEREAS, before the Registration Period Start Date (as defined hereunder), the Company is entering into various other Regulation S subscription agreements of substantially the same form as this Agreement (the “Other Subscription Agreements” and together with this Agreement, the “Subscription Agreements”) with certain other Regulation S investors (the “Other Subscribers” and together with Subscriber, the “Subscribers”), pursuant to which such investors have agreed to purchase other subscriptions shares (the “Other Subscription Shares”), and together with the Subscription Shares (as defined hereunder, and together with the Other Subscription Shares, the “Aggregate Subscription Shares”), an aggregate amount of up to 46,000,000 shares of Common Stock of the Company at US$0.5 per share.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereto, intending to be legally bound, agrees as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Defined Terms. For purposes of this Agreement:

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

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“Business Day” means any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by Law to be closed in the U.S., or Malaysia.

“Control” (including “Controlled by” and “under common Control with”) means with respect to the relationship between or among two or more Persons, the possession of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of a majority of the outstanding voting securities, or having the right to appoint a majority of the members of the board of directors, or as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar government, taxation, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Law” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

“Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

“MYR” means Malaysian Ringgit.

“Common Stock” means the shares of common stock, par value US$0.0001 per share, in the share capital of the Company.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

“RMB” means renminbi

“Securities Act” means the U.S. Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“SEC Documents” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), and the foregoing materials, including the exhibits thereto and documents incorporated by reference therein.

“SEC” means the U.S. Securities and Exchange Commission.

“Transaction Document” means, collectively, this Agreement and each of the other documents entered into or delivered by the parties hereto or their respective Affiliates in connection with the transactions contemplated by this Agreement.

“US$” means the United States Dollars, the lawful currency of the United States of America.

2

1.2 Other Definitions. The following terms have the meanings set forth in the sections set forth below:

Definition	Location

“Agreement”	Preamble
“Company”	Preamble
“Subscriber”	Preamble
“Parties”	Preamble
“Party”	Preamble
“Subscription Price”	Section 2.1
“Subscription Shares”	Section 2.1
“Closing”	Section 2.2
“Closing Date”	Section 2.2
“Registration Period Start Date”	Section 5.1

1.3 Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated;

(b) the table of contents and headings in this Agreement are inserted for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(d) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(e) whenever the word “day” is used in this Agreement, it shall be deemed to refer to a calendar day;

(f) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement, unless otherwise defined therein;

(g) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(h) any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law or statute as from time to time amended, modified or supplemented, including by succession of successor Laws;

(i) references to a Person are also to its successors and permitted assigns; and

(j) the use of “or” is not intended to be exclusive unless expressly indicated otherwise.

ARTICLE II

PURCHASE AND SALE; CLOSING

2.1 Subscription and Issuance of Common Stock. Upon the terms and subject to the conditions of this Agreement, at Closing (as defined below), the Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to the Subscriber the number of shares of Common Stock set forth on the Signature Page (the “Subscription Shares”) for an aggregate purchase price set forth on the Signature Page (the “Purchase Price”), representing a per share purchase price as set forth on the Signature Page.

2.2 Closing of Share Subscription. Subject to satisfaction or, to the extent permissible, waiver by the Party or Parties entitled to the benefit of the relevant conditions, of all the conditions (other than conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at Closing), the closing of the sale and purchase of the Subscription Shares pursuant to this Section 2.2 (the “Closing”) shall take place remotely by electronic means on any date as may be agreed by the Subscriber and the Company in writing (the “Closing Date”).

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2.3 Closing Deliveries . At the Closing,

(a) the Subscriber shall pay, or cause to be paid, the Purchase Price to the Company by wire transfer of immediately available funds in U.S. dollars or in such other currency as mutually agreed in writing by the Parties, to (i) such bank account as designated in writing by the Company on the Closing Date, or (ii) an escrow agent (the “Escrow Agent”) designated in writing by the Company to the Subscriber on the Closing Date, in accordance with wire instructions provided by the Escrow Agent, pursuant to the terms of an escrow agreement separately agreed between the Company, the Subscriber, and the Escrow Agent in writing (the “Escrow Agreement”);

(b) the Company shall deliver to the Subscriber the Subscription Shares in book entry form upon the clearing of transfer of the Purchase Price;

(c) in the event that the Purchase Price are paid to the Escrow Agent, the Purchase Price shall be released to the Company pursuant to the terms of the Escrow Agreement;

(d) The Subscriber acknowledges and understands that (a) the Subscription Shares have not been registered under the Securities Act, or applicable U.S. state securities laws, (b) that the Subscription Shares are deemed to be “restricted securities” under the Securities Act and applicable U.S. state securities laws and (c) the purchase of the Subscription Shares is taking place in a transaction not involving a public offering or U.S. Persons. Furthermore, the Subscriber is aware and understands that any resale inconsistent with the Securities Act may create liability on the Subscriber’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such Subscription Shares, unless registered under the Securities Act and applicable U.S. state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required. The Company will issue the Subscription Shares purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Closing. The Subscription Shares will bear the following legend (the “Legend”), and appropriate “stop transfer” instructions:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

4

ARTICLE III

Representations and Warranties of the Company

In order to induce the Subscriber to enter into this Agreement, the Company hereby represents and warrants to the Subscriber as follows:

3.1 Organization, Authority and Qualification of the Company. The Company is a company incorporated with limited liability in the State of Nevada, U.S., with good standing, and has all necessary corporate power and authority to carry on the business as it has been and is currently conducted. Any and all of the corporate actions relating to the issuance and placement of the Subscription Shares as contemplated by this Agreement have been duly authorized by the Company in accordance with applicable Laws and constitutional documents of the Company.

3.2 Due Execution. The execution and delivery by the Company of this Agreement and any other Transaction Document to which the Company is a party, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby have been or will be on or prior to the Closing Date duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by the Subscriber) this Agreement constitutes, and upon their execution the Transaction Documents to which the Company is a party shall constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

3.3 Litigation. Except as disclosed in the SEC Documents, there are no actions, claims, demands, investigations, examinations, indictments, litigations, suits or other criminal, civil or administrative or investigative proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or directors or officers of the Company or any of its subsidiaries in their capacities as such before or by any Governmental Authority or by any other Person, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

3.4 Non-U.S. Transaction. Neither the Company nor its authorized persons has engaged, nor will engage, in any directed selling efforts to a U.S. Persons (as defined Rule 902 of Regulation S promulgated under the Securities Act) with respect to the Subscription Shares and the Company and its authorized persons has complied and will comply with the “offering restrictions” requirements of Regulation S. The transactions contemplated hereby have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act. Neither the Company nor its authorized persons has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Subscription Shares. The Company agrees not to cause any advertisement of the Subscription Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Subscription Shares, except such advertisements that include the statements required by Regulation S, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

ARTICLE IV

Representations and Warranties of the Subscriber

In order to induce the Subscriber to enter into this Agreement, except as set forth in the corresponding sections herein, the Subscriber hereby represents and warrants to the Company as follows:

4.1 Non-U.S. Persons. The Subscriber is not a U.S. person as defined under Rule 902 of Regulation S and the Subscription Shares which the Subscriber is acquiring are being acquired for the Subscriber’s own account (or a trust account if the Subscriber is a trustee) for investment only and not with a view to sale or resale, distribution or fractionalization of the securities under applicable U.S. federal or state securities laws. The Subscriber is not acquiring such securities for the account or benefit of any U.S. person and was not organized for the specific purpose of acquiring such securities. The Subscriber will not (i) resell or offer to resell the securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Agreement and in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws. Furthermore, prior to engaging in any hedging transaction or any resale of the securities, or any portion thereof, by the Subscriber, the Subscriber shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom.

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4.2 Non-Political Figure. To the best of the Subscriber’s knowledge, none of (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber, (iii) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (iv) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure1, a special interest person2, or any immediate family member3 or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

[1]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[2]	A “special interest person” shall be any individual who is alleged to have been involved in a criminal activity that falls under the following categories: corruption, financial crime, trafficking, organized crime, terror, tax crime.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[4]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

4.3 Non-U.S. Transaction. The Company may only make offers to sell the Subscription Shares to persons outside the United States in this offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. The Subscriber has not received an offer to purchase Subscription Shares inside the United States and will not originate a buy order inside the United States. The Subscriber has not received, and is not aware of, any advertisement in a publication with a general circulation in the United States (as described in Rule 902 of Regulation S) that refers to the offering and sale of the Subscription Shares.

4.4 Due Execution. The execution and delivery by the Subscriber of this Agreement and any other Transaction Document to which the Subscriber is a party, the performance by the Subscriber of its obligations hereunder and thereunder and the consummation by the Subscriber of the transactions contemplated hereby and thereby have been or will be on or prior to the Closing Date duly authorized by all requisite action on the part of the Subscriber. This Agreement has been duly executed and delivered by the Subscriber, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes, and upon their execution the Transaction Documents to which the Subscriber is a party shall constitute, legal, valid and binding obligations of the Subscriber, enforceable against the Subscriber in accordance with their respective terms.

4.5 No Conflict. Assuming that all required consents, approvals, authorizations and other actions referred to herein have been obtained, the execution, delivery and performance of this Agreement and any other Transaction Document by the Subscriber do not (a) violate, conflict with or result in the breach of any provision of the constitutional documents of the Subscriber, (b) conflict with or violate any Law or governmental order applicable to the Subscriber, or (c) conflict with, result in any breach of, constitute a default under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Subscriber is a party, except, to the extent that such conflicts, breaches, defaults or other matters would not materially and adversely affect the ability of the Subscriber to perform any of its obligations under this Agreement or any other Transaction Document or consummate any transactions contemplated hereunder or thereunder.

4.6 Proportionate Commitment. The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth and the Subscriber’s investment in the Company will not cause such overall commitment to become excessive. The Subscriber has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the Subscriber’s investment in the Company, and the Subscriber has no need for liquidity in this investment.

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4.7 Substantial Knowledge and Experience. The Subscriber has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of this investment. The Subscriber understands that an investment in the Company is speculative and involves a high degree of risk, and the Subscriber has carefully reviewed and is aware of all of the risk factors related to the purchase of the securities. The Subscriber has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this offering. The Company has provided the Subscriber with all documents requested and has provided answers to all of the Subscriber’s questions relating to an investment in the Company. In addition, the Subscriber has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

4.8 Truth and Accuracy. The Company and the other subscribers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the Subscriber. Accordingly, the foregoing representations and warranties and undertakings are made by the Subscriber with the intent that they may be relied upon in determining his/her suitability as a subscriber. The Subscriber agrees that such representations and warranties shall survive the acceptance of the Subscriber, and the Subscriber indemnifies and agrees to hold harmless, the Company and each other subscriber from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Agreement.

4.9 Consents and Approvals. The execution, delivery and performance by the Subscriber of this Agreement does not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority. The execution, delivery and performance by the Company to the Subscriber of this Agreement does not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority. The Subscriber is not acting on behalf of, or for the benefit for, nor does it intend to transfer the Subscription Shares to any party that will require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority.

4.10 Notice. The foregoing representations and warranties are true as of the date of this Agreement and shall be true as of the date the Company issues and sells Subscription Shares to the Subscriber. If such representations and warranties shall not be true in any respect prior to such date, the Subscriber will give prompt written notice of such fact to the Company.

ARTICLE V

Additional Agreements

5.1 Registration Rights. The Company shall use commercially reasonable efforts from the earlier of (i) a date on which the Aggregate Subscription Shares reaches 46,000,000 shares of Common Stock; or (ii) a date to be specified by the Company to the Subscriber; in any event no later than December 31, 2025 (“the Registration Period Start Date”), to register the Registrable Securities (as defined below) being issued pursuant to this Agreement by preparing and filing one registration statement (the “Registration Statement”), or if necessary more than one registration statement, of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of the Registration Statement by the SEC.

The Subscriber and its counsel shall have a reasonable opportunity to review and comment upon the Registration Statement or amendment thereto and any related prospectus prior to its filing with the SEC. The Subscriber shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use commercially reasonable efforts to have the Registration Statement or amendment declared effective by the SEC at the earliest possible date. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

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“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issued pursuant to the Subscription Agreements, and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the holder of the Registrable Securities in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent and the affected holder of the security (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate (as such terms are used in and construed under Rule 405 under the Securities Act) of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company.

5.2 Confidentiality. Except as necessary under the disclosure requirements of securities laws and regulations of the U.S., the Parties shall hold and shall cause their respective representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Law, all documents and information concerning the other party furnished to it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources, which source is not the agent of the other party, by the party to which it was furnished), and each party shall not release or disclose such information to any other person, except its representatives in connection with this Agreement. In the event that any party believes that it is required to disclose any such confidential information pursuant to applicable Laws, such party shall give timely written notice to the other parties so that such parties may have an opportunity to obtain a protective order or other appropriate relief. Each party shall be deemed to have satisfied its obligations to hold confidential information concerning or supplied by the other parties if it exercises the same care as it takes to preserve confidentiality for its own similar information.

5.3 Notice of Developments. Prior to the Closing, the Subscriber and the Company shall each promptly notify the other in writing of (a) all events, circumstances, facts and occurrences or non-occurrences arising subsequent to the date of this Agreement which may result in any breach of a representation or warranty or covenant of either the Subscriber or the Company contained in this Agreement or which may have the effect of making any representation or warranty of either the Subscriber or the Company contained in this Agreement untrue or incorrect in any material aspect, and (b) any material development that has an effect on the assets, liabilities, business, or financial status related to the Company or the Subscriber. The Parties agree to discuss in good faith appropriate measures or solutions to address such events circumstances, facts and occurrences or non-occurrences or developments.

5.4 Further Action. Each of the Parties shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other Transaction Documents to which it is a party and consummate and make effective the transactions contemplated hereby and thereby. Each of the Parties agrees that it will not take or cause to be taken any action that may result in any breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

ARTICLE VI

Tax Matters

6.1 Tax Liabilities Related to the Subject Transaction. Each of the Company and the Subscriber agrees that each Party shall be liable for its own tax liabilities arising from the subject transaction.

6.2 Tax Cooperation and Information Exchange. The Parties agree that they will cooperate with each other in relation to tax matters, and each Party shall provide the other Party with the relevant information requested by the other Party in order for the other Party to complete its necessary tax filing or audit, determine liability for taxes and right to a tax refund, and perform any other tax-related work.

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ARTICLE VII

Conditions to Closing

7.1 Conditions to Obligations of the Parties. The obligations of each of the Company and the Subscriber to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by the other Party of each of the following conditions:

(a) All Required Governmental Approvals shall have been obtained. For the avoidance of doubt, the Required Governmental Approvals mentioned in this Section 7.1(a) shall not include any post-Closing registrations.

(b) There has been no rule under applicable Laws or judgment, injunction, order or decree that prohibits the consummation of the Closing, or substantively increases the costs of the Company or the Subscriber in connection with the transactions contemplated by this Agreement.

7.2 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by the Company, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of the Subscriber contained in this Agreement shall be true and correct when made in all material respects and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made at the Closing (except to the extent that such representations and warranties were made as of other date, in which case such representations and warranties shall have been true and correct as of such date).

(b) Where the Subscriber is an entity, the Subscriber shall have delivered to the Company a copy of a resolution of the board of directors of the Subscriber (certified by a duly appointed officer as true and correct) authorizing the execution of and the performance by the Subscriber of its obligations under this Agreement and the Transaction Documents.

(c) The Subscriber shall have performed all of its covenants and agreements required by this Agreement to be so performed by it, prior to or on the Closing, and where the Subscriber is an entity, the Company shall have received a certificate of the Subscriber signed by a duly authorized officer thereof certifying the matters set forth in this Section 7.2(a).

7.3 Conditions to Obligations of the Subscriber The obligations of the Subscriber to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by the Subscriber at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of the Company contained in this Agreement shall be true and correct when made in all material respects and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made at the Closing (except to the extent that such representations and warranties were made as of other date, in which case such representations and warranties shall have been true and correct as of such date).

(b) The Company shall have performed all of its covenants and agreements required by this Agreement to be so performed by it, prior to or on the Closing.

ARTICLE VIII

Termination

8.1 Termination. This Agreement may be terminated at any time prior to the Closing,

(a) by the Subscriber if:

(i) any event or circumstance has occurred that would cause any of the conditions set forth in Section 7.3 not to be satisfied; or

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(ii) any representation or warranty made by the Company in this Agreement has been untrue or inaccurate in any material respect, or any covenant required to be fulfilled prior to the Closing fails to be fulfilled substantively, or the Company fails to comply with any of its covenants or agreements that would cause any of the conditions set forth in Section 7.3(a) not to be satisfied and such breach has not been cured by the Company within thirty (30) days upon giving of written notice of such breach by the Subscriber;

(b) by the Company if:

(i) any event or circumstance has occurred that would cause any of the conditions set forth in Section 7.2 not to be satisfied; or

(ii) any representation or warranty made by the Subscriber in this Agreement has been untrue or inaccurate in any material respect, or any covenant required to be fulfilled prior to the Closing fails to be fulfilled substantively, or the Subscriber fails to comply with any of its covenants or agreements that would cause any of the conditions set forth in Section 7.2 not to be satisfied and such breach has not been cured by the Subscriber within thirty (30) days upon giving of written notice of such breach by the Company;

(c) by either the Company or the Subscriber, if the Closing shall not have occurred by December 31, 2025; provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to either Party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(d) by either the Company or the Subscriber, if any Governmental Authority shall have issued any order, decree, decision or shall have taken any other action, and such order, decree, decision or action that would enjoin or otherwise prohibit the transactions contemplated by this Agreement shall have become final and non-appealable; or

(e) by the mutual written consent of the Company and the Subscriber.

8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1(d) or (e), this Agreement shall forthwith become void and there shall be no liability on the part of either Party hereto unless otherwise set forth in this Agreement or agreed by the Parties. Nothing herein shall relieve either party hereto from liability for any breach of this Agreement and the defaulting Party shall be liable to the other Party for its losses.

ARTICLE IX

Indemnification

9.1 Indemnification.

(a) Indemnification by the Company. From and after the Closing Date and subject to Section 9.3, the Company shall indemnify and hold the Subscriber, its Affiliates and their respective directors, officers, agents, successors and assigns (the “Subscriber Indemnitees”) harmless from and against any losses, claims, damages, liabilities, judgments, fines, obligations, cost and expenses, including but not limited to any investigative, legal and other expenses (collectively, “Losses”) incurred by any Subscriber Indemnitee as a result of or arising out of: (i) breach of any representation or warranty of the Company contained in Article 3; or (ii) violation or nonperformance, partial or total, of any covenant or agreement of the Company contained in this Agreement.

(b) Indemnification by the Subscriber. From and after the Closing Date and subject to Section 10.8, the Subscriber shall indemnify and hold the Company, its Affiliates and their respective directors, officers, agents, successors and assigns (the “Company Indemnitees”) harmless from and against any Losses incurred by any Company Indemnitee as a result of or arising out of: (i) breach of any representation or warranty of the Subscriber contained in Article IV; or (ii) violation or nonperformance, partial or total, of any covenant or agreement of the Subscriber contained in this Agreement.

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9.2 Procedures Relating to Indemnification.

(a) Any party seeking indemnification under Section 9.1 (an “Indemnified Party”) shall promptly give the Party from whom indemnification is being sought (an “Indemnifying Party”) notice of any matter which such Indemnified Party has determined has given or would reasonably be expected to give rise to a right of indemnification under this Agreement stating in reasonable detail the factual basis of the claim to the extent known by the Indemnified Party, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent the Indemnifying Party is materially prejudiced by such failure. With respect to any recovery or indemnification sought by an Indemnified Party from the Indemnifying Party that does not involve a Third Party Claim, if the Indemnifying Party does not notify the Indemnified Party within thirty (30) days from its receipt of the notice from the Indemnified Party that the Indemnifying Party disputes such claim, the Indemnifying Party shall be deemed to have accepted and agreed with such claim. If the Indemnifying Party has disputed a claim for indemnification (including any Third Party Claim), the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution to such dispute. If the Indemnifying Party and the Indemnified Party cannot resolve such dispute in thirty (30) days after delivery of the dispute notice by the Indemnifying Party, such dispute shall be resolved by arbitration pursuant to Section 10.10.

(b) If an Indemnified Party shall receive notice of any claim or demand asserted by a third party (each, a “Third Party Claim”) against it or which may give rise to a claim for Loss under this Article IX, within thirty (30) days of the receipt of such notice, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim; provided that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent that the Indemnifying Party is materially prejudiced by such failure. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within fifteen (15) days of the receipt of such notice from the Indemnified Party; provided that that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party in its sole and absolute discretion for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the Indemnifying Party’s expense. In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

9.3 Limitation on the Liability. Absent fraud, intentional misrepresentation or willful breach, the maximum aggregate liabilities of the Indemnifying Party in respect of Losses suffered by the Indemnified Parties pursuant to Section 9.1(a) or 9.2(b) shall not in any event be greater than the Purchase Price.

ARTICLE X
General Provisions

10.1 Expenses. Except as otherwise provided in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be borne by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

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10.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by facsimile or via registered mail to the respective parties hereto. Notices to the Subscriber will be directed to the address of the Subscriber set forth on the Signature Page of this Agreement and notices to the Company will be directed to the following address:

Address of the Company:

Agape ATP Corporation.

Lot 1705-1708, 17th Floor, Tower 2,
Faber Towers, Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur, Malaysia.

10.3 Public Announcements. The Subscriber will not make (and will use its reasonable best efforts to ensure that its Affiliates and representatives do not make) any news release or public disclosure with respect to this Agreement and any of the transactions contemplated hereby, without first consulting with the Company and, in each case, also receiving the Company’s consent (which shall not be unreasonably withheld or delayed); provided that in the event the Subscriber is advised by its outside legal counsel that a particular disclosure is required by Law, it shall be permitted to make such disclosure but shall be obligated to use its reasonable best efforts to consult with the Company and take its comments into account with respect to the content of such disclosure before issuing such disclosure. Each of the Parties hereto shall comply with the requirements on disclosure of interests under the securities exchange laws and regulations of the U.S.

10.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

10.5 Entire Agreement; Conflict. This Agreement and other Transaction Documents constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and covenants, both written and oral, between the Company and the Subscriber with respect to the subject matter hereof and thereof. In case of any conflict between the provisions of this Agreement and those of any other Transaction Documents, the provisions of this Agreement shall prevail.

10.6 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, which will become the new parties hereto. Without the express written consent of the Company and the Subscriber (such consent shall be granted or withheld by the Company or the Subscriber in its own discretion), this Agreement shall not be assigned by operation of Law or otherwise.

10.7 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, Company and Subscriber; or (b) by a waiver in accordance with Section 10.7.

10.8 Waiver. Either Party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other Party; (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered by the other Party pursuant to this Agreement; or (c) waive compliance with any of the agreements of the other Party or conditions to such obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by any Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.9 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, except as expressly provided in this Agreement.

10.10 Governing Law; Arbitration. This Agreement and all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the state of New York without giving effect to any choice or conflict of law provision or rule thereof. Each of the Company and the Subscriber hereby submits to the exclusive jurisdiction of the United States federal and state courts located in New York, New York, with respect to any dispute arising under the Transaction Documents or the transactions contemplated thereby.

10.11 Counterparts. This Agreement may be executed and delivered (including by facsimile) in one or more counterparts, and by the Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[The remainder of this page intentionally left blank; Signature Page to follow]

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Date: _____________________________

Number Of Shares of Common Stock Subscribed For: ______________________________

Purchase Price Per Share: US$_________________(or equivalent in RMB/MYR________________)

Aggregate Purchase Price: US$________________(or equivalent in RMB/MYR_________________)

Passport/National Registration Identity Card (NRIC)	Signature of Subscriber

As (check one)	Capacity in which signed:
____ Individual
____ Tenants in Common
____ Existing Partnership
____ Joint Tenants
____ Corporation
____ Trust
____ Other

Subscriber’s name and business address (please type or print)	Subscriber’s mailing address (if different than business address)

Passport/National Registration Identity Card (NRIC)	Signature of Co-Subscriber

As (check one)	Capacity in which signed:

____ Individual
____ Tenants in Common
____ Existing Partnership
____ Joint Tenants
____ Corporation
____ Trust
____ Other

Co-Subscriber’s name and business address	Co-Subscriber’s mailing address
(please type or print)	(if different than business address)

Accepted:

AGAPE ATP CORPORATION.

By:	Date:

Title:

AGAPE ATP CORPORATION.

III. INVESTOR QUESTIONNAIRE

(for Non-U.S. Subscribers under Regulation S)

INVESTOR QUESTIONNAIRE

AGAPE ATP CORPORATION.

Confidential Investor Questionnaire

To:	AGAPE ATP CORPORATION.

Agape ATP Corporation., a Nevada corporation (the “Company”), is offering to Non-U.S. persons (the “Offering”), pursuant to an accompanying Subscription Agreement (the “Subscription Agreement”), shares of Common Stock (the “Shares”) for an aggregate purchase price of US$______________(or equivalent in Renminbi/Malaysian Ringgit_________________).

I.	SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please list types of prior investments:

(d) For all Subscribers, please state whether you have you participated in other private placements before:

☐ YES	☐ NO

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently	☐	☐

Occasionally	☐	☐

Never	☐	☐

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

☐ YES	☐ NO

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

☐ YES	☐ NO

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

☐ YES	☐ NO

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

☐ YES	☐ NO

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

☐ YES	☐ NO

II.	MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual
(b)	Tenants in Common
(c)	Existing Partnership
(d)	Joint Tenants
(e)	Corporation
(f)	Trust
(g)	Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

III.	Disqualification Events.

1.	Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

●	in connection with the purchase or sale of any security;
●	involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or
●	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ YES. If yes, please explain:

☐ NO.

2.	Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

●	in connection with the purchase or sale of any security;
●	involving the making of any false filing with the SEC; or
●	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ YES. If yes, please explain:

☐ NO.

3.	Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

●	bars you from:

●	associating with an entity regulated by any of the aforementioned regulators;
●	engaging in the business of securities, insurance or banking; or
●	engaging in savings association or credit union activities; or

●	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

☐ YES. If yes, please explain:

☐ NO.

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.	SEC Disciplinary Orders.

Are you subject to any order of the SEC that currently:

●	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
●	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or
●	bars you from being associated with any entity or from participating in the offering of any penny stock?[1]

☐ YES. If yes, please explain:

☐ NO.

1 A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

5.	SEC Cease-and-Desist Orders.

Are you subject to any order of the SEC that was entered within the past five (5) years and currently orders you to cease and desist from committing or causing a future violation of:

●	any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):

●	Section 17(a)(1) of the Securities Act of 1933,
●	Section 10(b) of the Exchange Act and Rule 10b-5, and
●	Section 15 (c) (1) of the Securities Exchange Act); or

●	Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐ YES. If yes, please explain:

☐ NO.

6.	SRO Suspension/Expulsion.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“SRO”, such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ YES. If yes, please explain:

☐ NO.

7.	SEC Stop Orders.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ YES. If yes, please explain:

☐ NO.

8.	USPS False Representations Order.

Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5) years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes. If yes, please explain:

☐ No.

IV. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

V. The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VI. The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

VII. The undersigned represents to you that to the best of the undersigned’s knowledge, none of (i) the undersigned, (ii) any person controlling or controlled by the undersigned, (iii) if the undersigned is a privately-held entity, any person having a beneficial interest in the undersigned; or (iv) any person for whom the undersigned is acting as agent or nominee in connection with this investment is a senior foreign political figure1, a special interest person2, or any immediate family member3 or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

VIII. In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

[1]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[2]	A “special interest person” shall be any individual who is alleged to have been involved in a criminal activity that falls under the following categories: corruption, financial crime, trafficking, organized crime, terror, tax crime.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

[4]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

1.	Payment Information

(a)	Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

(b)	Subscriber’s wiring instructions at the Wiring Bank:

(c)	Is the Wiring Bank located in the U.S. or another “FATF Country”*?

(d)	Is Subscriber a customer of the Wiring Bank?

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

2.	Additional Information

For Individual Investors:

☐ A government issued form of picture identification (e.g., passport or drivers license).

☐ Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

☐ A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

☐ An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

☐ A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

☐ A letter of reference any entity not located in the U.S. or other FATF Country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

☐ A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

☐ An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

☐ A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

☐ If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

☐ If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

VIII.	ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

IX.	INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY OFAC FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Capacity in which signed	Capacity in which signed

Entity Name	Entity Name

Address	Address

City, State and Country	City, State and Country

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (Eastern Time) February 4, 2025.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

ATTEND THE VIRTUAL MEETING
If you would like to attend the Special Meeting to be held virtually on February 5, 2024 at 10:00 p.m., Malaysia Time, please register at:
https://meeting.vstocktransfer.com/AGAPEFEB25

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting of Stockholders - Agape ATP Corporation

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Note: In their discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Date **Signature** **Signature, if held jointly**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

AGAPE ATP CORPORATION

Important Notice Regarding the Availability of Proxy Materials:
The Notice, Proxy Statement, and Proxy Card are also available at:
https://ts.vstocktransfer.com/irhlogin/AGAPEATPCORP

To Register for the Virtual Meeting, Please Visit:
https://meeting.vstocktransfer.com/AGAPEFEB25

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

Solicited on Behalf of the Board of Directors for the Special Meeting of Stockholders on February 5, 2025, at 10 P.M., Malaysia Time (February 5, 2025, at 9 A.M., Eastern Time)

The undersigned hereby appoints the Company's CEO as proxy with full power of substitution, to represent and to vote as set forth herein all the ordinary shares of Agape ATP Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted "FOR" Proposals 1, 2, and 3.

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Agape ATP Corporation in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please vote online and once your vote is cast you will have the option to enter your email information, or if submitting via Mail please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings for this issuer:

Email Address:____________________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and to be signed on Reverse Side)